Exhibit 10.1

EMPLOYEE AGREEMENT RENEWAL AND AMENDMENT

THIS AGREEMENT (the “Agreement”) is made and entered into on June 18, 2010 by and between Lightwave Logic, Inc., a Nevada Corporation (the “Company”), located at 121 Continental Drive, Suite 110, Newark, Delaware19713; and James S. Marcelli (“Employee”).

1.

This Agreement renews and amends that certain Employee Agreement dated August 1, 2008, as amended on July 9, 2009, made and entered into by the parties hereto (the “Employee Agreement”).

2.

Pursuant to Paragraph 1.2 of Article One, the Employee Agreement is renewed for an additional 24 month term upon the expiration of the existing term.

3.

Effective August 1, 2010, Paragraph 4.1 of Article Four is amended to read as follows:

4.1.

Base Compensation.  For all services rendered by Employee under this Employee Agreement, the Company agrees to pay Employee the rate of $200,000 per year, which shall be payable to Employee not less frequently than monthly, or as is consistent with the Company’s practice for its other employees.

4.

Item I. of Appendix B of the Employee Agreement entitled “Car Allowance” shall be deleted in its entirety and replaced with the word “Deleted.” Any and all automobile expenses incurred by Employee in performing Employee’s duties and obligations under the Employee Agreement shall be considered a reimbursable business expense reimbursable pursuant to Paragraph 4.3 of Article Four of the Employee Agreement.

5.

Item V. shall be inserted into Appendix B of the Employee Agreement, which shall read as follows:

Additional Option Grant:

Options:

100,000 (non-qualified)

Grant Date:

06/18/2010

Expiration Date:

07/31/2015

Exercise Price:

$1.50

Vesting Schedule:

The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning August 1, 2010. The options grant shall be made pursuant to the Company’s 2007 Employee Stock Plan and subject to the terms of the Plan’s standard non-statutory stock option agreement.

6.

All other provisions of the Employee Agreement remain in full force and effect, other than any provision that conflicts with the terms and spirit of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

LIGHTWAVE LOGIC, INC.:

____________________________

By: _____________________

(Witness signature)

       Andrew Ashton, Senior

       Vice President

EMPLOYEE:

________________________

 _____________________

(Witness signature)

             James S. Marcelli